AMENDMENT NO. 2 TO

                   MANAGEMENT AGREEMENT (INSTITUTIONAL CLASS)


     THIS AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT (INSTITUTIONAL CLASS) is made as of the 1st day of March, 2002, by and between each of the registered investment companies that have executed this Amendment below (the ""Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

     WHEREAS, American Century Quantitative Equity Funds, American Century Investment Trust and the Investment Manager are parties to a certain Management Agreement (Investor Class) dated August 1, 1997, amended by Amendment No. 1 dated August 1, 2001 ("Agreement"); and

     WHEREAS, American Century Government Income Trust has added an Institutional Class of share for Inflation-Adjusted Bond Fund; and

     WHEREAS, American Century Government Income Trust desires to become a party to the Agreement; and

     WHEREAS, the parties desire to amend the Agreement to add American Century Government Income Trust and Inflation-Adjusted Bond Fund.

     NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

    1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

    2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 2.

    3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

    4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.



     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST



                                    By:  /s/David C. Tucker
                                    Name:  David C. Tucker
                                    Title:  Senior Vice President of each



                                    Attest:  /s/Janet A. Nash
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
"                                    MANAGEMENT, INC."



                                    By:  /s/William M. Lyons
                                    Name:  William M. Lyons
                                    Title:    Executive Vice President



                                    Attest:  /s/Charles A. Etherington
                                    Name:  Charles A. Etherington
                                    Title:   Assistant Secretary


                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                       Date
---------------------------------------                       ----

American Century Quantitative Equity Funds
         Equity Growth Fund                               August 1, 1997
         Income & Growth Fund                             August 1, 1997
         Small Cap Quantitative Fund                      July 1, 1998

American Century Investment Trust
         Diversified Bond Fund                            August 1, 2001

American Century iovernment Income Trust
         Inflation-Adjusted Bond Fund                     March 1, 2002


Dated:  March 1, 2002




                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series
-------------------                 ------

Bond Funds                          Diversified Bond Fund
                                    Inflation-Adjusted Bond Fund

Investment Category                 Series
-------------------                 ------

Equity Funds                        Equity Growth Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund

Investment Category                 Series
-------------------                 ------

Money Market Funds                  none


Dated:  March 1, 2002





                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2500%
                Next $1 billion                    0.2070%
                Next $3 billion                    0.1660%
                Next $5 billion                    0.1490%
                Next $15 billion                   0.1380%
                Next $25 billion                   0.1375%
                Thereafter                         0.1370%


                                Schedule 2 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2700%
                Next $1 billion                    0.2270%
                Next $3 billion                    0.1860%
                Next $5 billion                    0.1690%
                Next $15 billion                   0.1580%
                Next $25 billion                   0.1575%
                Thereafter                         0.1570%


                                Schedule 3 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3700%
                Next $1 billion                    0.3270%
                Next $3 billion                    0.2860%
                Next $5 billion                    0.2690%
                Next $15 billion                   0.2580%
                Next $25 billion                   0.2575%
                Thereafter                         0.2570%



                                Schedule 4 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2300%
                Next $1 billion                    0.1870%
                Next $3 billion                    0.1460%
                Next $5 billion                    0.1290%
                Next $15 billion                   0.1180%
                Next $25 billion                   0.1175%
                Thereafter                         0.1170%


                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                          Inflation-Adjusted Bond Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2800%
                Next $1 billion                    0.2280%
                Next $3 billion                    0.1980%
                Next $5 billion                    0.1780%
                Next $15 billion                   0.1650%
                Next $25 billion                   0.1630%
                Thereafter                         0.1625%


                                Schedule 2 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3100%
                Next $1 billion                    0.2580%
                Next $3 billion                    0.2280%
                Next $5 billion                    0.2080%
                Next $15 billion                   0.1950%
                Next $25 billion                   0.1930%
                Thereafter                         0.1925%





                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 3 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3600%
                Next $1 billion                    0.3080%
                Next $3 billion                    0.2780%
                Next $5 billion                    0.2580%
                Next $15 billion                   0.2450%
                Next $25 billion                   0.2430%
                Thereafter                         0.2425%


                                Schedule 4 Funds:
                              Diversified Bond Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.6100%
                Next $1 billion                    0.5580%
                Next $3 billion                    0.5280%
                Next $5 billion                    0.5080%
                Next $15 billion                   0.4950%
                Next $25 billion                   0.4930%
                Thereafter                         0.4925%




                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 5 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.4100%
                Next $1 billion                    0.3580%
                Next $3 billion                    0.3280%
                Next $5 billion                    0.3080%
                Next $15 billion                   0.2950%
                Next $25 billion                   0.2930%
                Thereafter                         0.2925%

                                Schedule 6 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.6600%
                Next $1 billion                    0.6080%
                Next $3 billion                    0.5780%
                Next $5 billion                    0.5580%
                Next $15 billion                   0.5450%
                Next $25 billion                   0.5430%
                Thereafter                         0.5425%





                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                              Income & Growth Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.5200%
                Next $5 billion                    0.4600%
                Next $15 billion                   0.4160%
                Next $25 billion                   0.3690%
                Next $50 billion                   0.3420%
                Next $150 billion                  0.3390%
                Thereafter                         0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.7200%
                Next $5 billion                    0.6600%
                Next $15 billion                   0.6160%
                Next $25 billion                   0.5690%
                Next $50 billion                   0.5420%
                Next $150 billion                  0.5390%
                Thereafter                         0.5380%


Dated:  March 1, 2002


                                    Exhibit D

                              Complex Fee Schedule

                Complex Assets                     Fee Rate
                --------------                     --------
                First $2.5 billion                 0.1100%
                Next $7.5 billion                  0.13000%
                Next $15.0 billion                 0.0985%
                Next $25.0 billion                 0.0970%
                Next $50.0 billion                 0.0960%
                Next $100.0 billion                0.0950%
                Next $100.0 billion                0.0940%
                Next $200.0 billion                0.0930%
                Next $250.0 billion                0.0920%
                Next $500.0 billion                0.0910%
                Thereafter                         0.0900%


Dated:  March 2, 2002